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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    Form 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                  May 24, 2002
                Date of Report (Date of earliest event reported)


                               ARAMARK CORPORATION
             (Exact name of registrant as specified in its charter)


        Delaware                    005-62375                 23-3086414
(State of Incorporation)    (Commission File Number)       (I.R.S. Employer
                                                          identification No.)


                                  ARAMARK Tower
                               1101 Market Street
                        Philadelphia, Pennsylvania 19107
               (Address of principal executive offices) (Zip Code)

                                  215-238-3000
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

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Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

On May 23, 2002, ARAMARK Corporation (the "Company") dismissed Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants and engaged KPMG LLP to serve as the Company's independent public accountants for fiscal 2002. The decision to change independent public accountants was recommended by the Audit and Corporate Practices Committee and approved by the Board of Directors of the Company.

Arthur Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended 2001, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended 2001, 2000 and 1999 and through May 23, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in item 304 (a)(1)(v) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated May 24, 2002, stating its agreement with such statements.

During the fiscal years ended 2001 and 2000 and through the date of the Company's decision, the Company did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304 (a)(2)(i) and (ii) of Regulation S-K.

A copy of the press release issued by the Company regarding its change in accountants is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.
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(c) Exhibits
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Exhibit Number    Description
--------------    -----------

16.1              Letter from Arthur Andersen LLP to the
                  Securities and Exchange Commission
                  dated May 24, 2002.

99.1              Press Release dated May 23, 2002.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ARAMARK CORPORATION



Dated: May 24, 2002                    By: /s/ L. Frederick Sutherland
                                          --------------------------------------
                                              Name:  L. Frederick Sutherland
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number             Description
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  16.1                     Letter from Arthur Andersen LLP to the Securities and
                           Exchange Commission dated May 24, 2002.

  99.1                     Press Release dated May 23, 2002.